Let’s take on tomorrow. Investor Presentation: Q2 2024 July 2024

2 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. In addition to historical information, this presentation may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Customers Bancorp, Inc.’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “project”, or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Customers Bancorp, Inc.’s control). Numerous competitive, economic, regulatory, legal and technological events and factors, among others, could cause Customers Bancorp, Inc.’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements, including: a continuation of the recent turmoil in the banking industry, responsive measures taken by us and regulatory authorities to mitigate and manage related risks, regulatory actions taken that address related issues and the costs and obligations associated therewith, such as the FDIC special assessments, the impact of COVID-19 and its variants on the U.S. economy and customer behavior, the impact that changes in the economy have on the performance of our loan and lease portfolio, the market value of our investment securities, the continued success and acceptance of our blockchain payments system, the demand for our products and services and the availability of sources of funding, the effects of actions by the federal government, including the Board of Governors of the Federal Reserve System and other government agencies, that affect market interest rates and the money supply, actions that we and our customers take in response to these developments and the effects such actions have on our operations, products, services and customer relationships, higher inflation and its impacts, and the effects of any changes in accounting standards or policies. Customers Bancorp, Inc. cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Customers Bancorp, Inc.’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K for the year ended December 31, 2023, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, including any amendments thereto, that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. Customers Bancorp, Inc. does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by Customers Bancorp, Inc. or by or on behalf of Customers Bank, except as may be required under applicable law. This does not constitute an offer to sell, or a solicitation of an offer to buy, any security in any state or jurisdiction in which such offer, solicitation or sale would be unlawful. Forward-Looking Statements customers bancorp

Let's take on tomorrow.

Key Highlights

customers bancorp

Let's take on tomorrow.

Q2'24 Earnings Review	GAAP EPS of $1.66 and Core EPS[1] of $1.49 exceeds consensus estimates
Deposit Remix	$0.6 billion of lower-cost deposit growth from commercial clients used to pay down $0.5 billion of higher-cost consumer deposits; wholesale CDs reduced by $0.3 billion Strong momentum continuing on Phase II of deposit transformation strategy
Loan Growth	Bucking the industry trend with 11% annualized loan growth (3% QoQ) Growth driven by corporate and specialized verticals
Margin Expansion & Industry Leading Efficiency	Net interest margin increased 19 bps QoQ with continued drivers for expansion by year end Three consecutive quarters of reduced interest expense Core non-interest expense as percent of average assets is top quartile among peers
Tangible Book Value Growth	Tangible book value per share[1] crossed $50 15% CAGR over last five years
Strong Capital and Liquidity	Achieved TCE/TA[1] of 7.7% exceeding our 2024 target of 7.5% Share repurchase authorization provides additional tool Immediately available liquidity of approximately 193% of uninsured deposits[3]
Maintaining Superior Credit Quality	NPA ratio remains at low level of 0.23% Minimal exposure to higher-risk office CRE asset class which represents only ~1% of HFI loan portfolio
Management Outlook	Optimistic on ability to deliver strong financial results with higher margins New banking teams will help further transform the deposit franchise

1. Non-GAAP measure, refer to appendix for reconciliation
2. Capital ratios are estimated pending final regulatory report
3. Uninsured deposits of $5.8 billion (estimate) to be reported on Customers Bank's call report less $1.3 billion of collateralized deposits and $0.1 billion of affiliate deposits

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

3

4 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Let’s take on tomorrow. Our Priorities Remain Unchanged Selectively pursue disciplined growth by focusing on holistic and strategic relationships that create franchise value Focus on further strengthening our balance sheet, improving liquidity, capital ratios and margins Not deviate from strong risk management principles: − Superior credit quality − Sound interest rate risk management − Maintain robust liquidity − Strong capital ratios − Positive operating leverage

What Makes Customers Bank Unique?

customers bancorp

Let's take on tomorrow.

Ranked #1 among banks with $10 billion to $50 billion in assets

AMERICAN BANKER 2024 Top-Performing Banks

CULTURE

- Client Centric Focus
- Entrepreneurial Culture Banking Entrepreneurs
- Consistent Recruiter of Top Talent

FOCUS

- Target Top 3-5 National Competitor in Focused Set of Verticals
- Sophisticated Product Offerings

STRATEGY

- Single Point of Contact
- Sufficient Scale, Yet Nimble
- High-Touch and Branch-Lite Model

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

5

6 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Q2’24 (vs. Q1’24) Profitability Balance Sheet Credit 3.29% vs. 3.10% NIM $20.9B -2% Total Assets 0.23% +6 bps NPA Ratio $13.6B +3% Total Loans and Leases $47.4M +33% NPLs Financial Highlights - GAAP Highlights Q2’24 1.0 Q2’24 EARNINGS REVIEW $1.66 Diluted EPS $54.3 M Net Income ROCE ROAA 1.11% vs. 0.94% Total Deposits $17.7B -2% Reserves to NPLs 280% vs. 374%13.9%

7 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Financial Highlights – Core 1. Excludes pre-tax unrealized gain on equity method investments purchased at a discount in Q2’2024 of $11.0 million, severance expense of $2.6 million, loss on investment securities of $0.7 million, FDIC special assessment expense of $0.2 million and derivative credit valuation adjustment of $0.1 million 2. Non-GAAP measure, refer to appendix for reconciliation Highlights 1.0 Q2’24 EARNINGS REVIEW Core ROCE1,2 Core EPS1,2 Core Net Income1,2 Q2’24 (vs. Q1’24) Profitability Balance Sheet Credit 3.29% vs. 3.10% NIM $20.9B -2% Total Assets 0.23% +6 bps NPA Ratio $13.6B +3% Total Loans and Leases $47.4M +33% NPLsCore ROAA1,2 1.00% vs. 0.95% Total Deposits $17.7B -2% Reserves to NPLs 280% vs. 374% Core PTPP ROAA1,2 1.71% vs. 1.58% Q2’24 $1.49 $48.6 M 12.4%

8 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Total Deposits $ billions Successfully Executing on Deposit Franchise Transformation • Gross deposit inflows of $0.6 billion from commercial clients used to paydown $0.5 billion of higher-cost (~5.0%) consumer deposits • Excess cash used to paydown $0.3 billion of higher-cost (~5.0%) wholesale CDs Average cost of deposits 1. Uninsured deposits of $5.8 billion (estimate) to be reported on Customers Bank’s call report less $1.3 billion of collateralized deposits and $0.1 billion of affiliate deposits 3.40% 2.0 DEPOST REMIX 3.45% $4.5 $5.6 $7.9 Q2’23 $4.8 $5.8 $7.6 Q3’23 $4.4 $5.6 $7.9 Q4’23 $4.7 (26%) $5.7 $7.6 Q1’24 $4.5 (25%) $5.9 $7.3 Q2’24 $18.0 $18.2 $17.9 $18.0 $17.7 Non-Interest Bearing DDA Interest Bearing DDA Non-DDA $4.3 $12.0 Deposit Composition $17.7 76%1 $1.5 Adjusted uninsured deposits1 Collateralized and affiliate deposits FDIC insured deposits Insured Deposits1 $ billions

2.0 DEPOSIT REMIX

Deposit Remix Strategy Resulting in Declining Cost of Deposits With Substantial Momentum on New Banking Teams

customers bancorp
Let's take on tomorrow.

Total Deposits
$ billions



$18.0
$4.7
$13.3
3.45%
4.66%
$17.7
$4.5
$13.2
3.40%
4.63%
Q1'24
Q2'24
Non-Interest Bearing DDA
Interest Bearing

- Strategically reduced $0.5 billion of higher-cost consumer deposits at ~5.0%
- Focus on reducing levels of brokered deposits and concentrated balances
- Pipeline is lower-cost and/or more granular than run-off balances

New Banking Teams Update

- ~$900 million of lower-cost deposits from banking teams hired since Q1'23[1]
- $2.0 billion deposit pipeline from banking teams hired since Q1'23[2]
- On track for newest banking teams to achieve breakeven by the end of Q1'25
- Conducted hundreds of client meetings including 175 in-person meetings with Customers Bank CEO
  - Client interactions extremely positive with nearly all expressing an interest in moving to Customers Bank
  - Transactional accounts are embedded in client operations and take time to transition evidencing future expected stickiness

Number of Accounts



183
537
1,140
1,412
30 Apr
31 May
30 Jun
23 Jul
Funded Accounts >$50K
Accounts < $50K

Select Statistics as of July 23, 2024

Balances ($ million)	$258
% of Non-Interest Bearing	~30%
Cost of Deposits	~3.0%
% of Funded Accounts > $50k	~20%

1. From Q1'23 to July 23, 2024. Includes venture banking team hired in Q2'23 and new banking teams hired in Q2'24
2. Includes venture banking team hired in Q2'23 and new banking teams hired in Q2'24

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

9

10 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Corporate and Specialized Verticals Driving Loan Growth Loans - HFI $ billions $1.0 $5.9 $7.0 Q2’23 $1.0 $5.8 $6.8 Q3’23 $0.9 $5.7 $6.3 Q4’23 $0.8 $5.6 $6.5 Q1’24 $0.8 $5.5 $7.0 Q2’24 $13.8 $13.6 $12.9 $12.9 $13.3 6.83% 7.87% 7.30% 7.05% 7.17% Yield on Loans • Continued opportunity to deploy liquidity at ~300 basis points additional spread led by our Corporate & Specialized verticals with holistic relationships 3.0 LOAN GROWTH • Total HFI loan growth of $358 million in Q2’24 • QoQ annualized growth of 11% • Top growth verticals included fund finance, healthcare and equipment finance Loans – HFI Growth QoQ $ billions Corporate & Specialized Banking Community Banking Consumer Installment $470 -$77 -$36 Corporate & Specialized Banking Community Banking Consumer Installment HFI

11 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Net Interest Margin Expected to Continue to Improve Throughout 2024 Net Interest Income $ millions • 19 basis point margin expansion in Q2’24 driven by both asset and liability mix improvements • Only bank among our regional bank peers1 that decreased interest expense consecutively over the last three quarters • Loan growth in Q2’24 provides strong foundation for remainder of 2024 • Strategic hedging in Q2’24 reduces asset sensitivity 4.0 MARGIN EXPANSION AND INDUSTRY LEADING EFFICIENCY Net Interest Margin (%) 3.29% +$223 3.15% $3.8 $13.1 Q1’24 $3.7 $13.4 Q2’24 $16.9 $17.1 Gross Loans Investment Securities Average Balances $ billions -$39 QoQ $ millions 3.10% Q2’23 Q1’24 Q2’24 $330.2 $331.8 $334.1 +$2.3 Q2’23 Q1’24 Q2’24 $164.9 $171.4 $166.4 -$5.0 Q2’23 Q1’24 Q2’24 $165.3 $160.4 $167.7 +$7.3 Interest Income $ millions Interest Expense $ millions 1. Selected 2024 proxy peers as disclosed in appendix

4.0 MARGIN EXPANSION AND INDUSTRY LEADING EFFICIENCY

Customers Operates with Industry-Leading Efficiency

customers bancorp

Let's take on tomorrow.

Core Non-Interest Expense[1]

$ millions

- Revenues from new banking teams expected to exceed expenses within one year
- Expenses associated with new banking teams for this quarter offset by unrealized gain on equity method investment purchased at a discount in Q2'24


$89
$89
$89
$99
$101
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24

Core Non-Interest Expense[1] / Average Assets

percent

- CUBI's core non-interest expense[1] as percent of average assets is top quartile among regional bank peers[2]


Top Quartile (1.99%)
Median (2.16%)
1.93%
CUBI
CUBI (Q2'24)
Regional Bank Peers² (MRQ)

1. Non-GAAP measure, refer to appendix for reconciliation
2. Selected 2024 proxy peers as disclosed in appendix

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

12

5.0 TANGIBLE BOOK VALUE GROWTH

Tangible Book Value Per Share Exceeds $50

customers bancorp

Let's take on tomorrow.



Tangible Book Value[1]
per share
AOCI
15%[2]
$23.32
$26.17
$27.92
$37.21
$38.97
$47.61
$50.70
$54.85
$4.15
$50+
Q4'18
Q4'19
Q4'20
Q4'21
Q4'22
Q4'23
Q2'24

- Tangible book value[1] has more than doubled over the last five years
- 5-year+ CAGR in TBV[1] of 15%[2] despite AOCI headwinds compared to 5% for regional bank peers[3]
- AOCI recovery of ~$1.50 per share expected in next 12 months

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

1. Non-GAAP measure, refer to appendix for reconciliation
2. CAGR from Q4'18 to Q2'24 inclusive of impact of AOCI mark-to-market
3. Selected 2024 proxy peers as disclosed in appendix

13

14 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. ` 13.2% 14.3% 15.3% 15.9% 15.8% +260 bps Total Risk-Based Capital percent 6.0% 7. 7% 6.5% 7.0% 7.3% 8.3% +170 bps TCE/TA2,3 percent 1. Capital ratios are estimated pending final regulatory report 2. TCE/TA negatively impacted by 63 bps in Q2’24 due to AOCI 3. Non-GAAP measure, refer to appendix for reconciliation Robust Capital Levels Provides Customers With Significant Flexibility AOCI 10.3% 11.3% 12.2% 12.6% 12.8% +250 bps CET1 Risk-Based Capital percent 6.0 STRONG CAPITAL AND LIQUIDITY • Achieved ~7.5% TCE/TA3 target • TCE/TA3 increased approximately 40 bps QoQ and 170 bps YoY • Strong opportunity to deploy risk-based capital into loans • Share repurchase authorization of ~0.5 million shares provides flexibility Q2’23 Q3’23 Q4’23 Q1’24 Q2’241 7.5%+

15 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Robust Liquidity Position with Approximately 193% Coverage of Uninsured Deposits Immediately Available Liquidity $ billions $3.7 $1.1 $4.1 Q1’24 $3.0 $1.0 $4.3 Q2’24 $8.9 $8.3 Cash FHLB Available Committed Capacity FRB Available Committed Capacity 1. Uninsured deposits of $5.8 billion (estimate) to be reported on Customers Bank’s call report less $1.3 billion of collateralized deposits and $0.1 billion of affiliate deposits 2. Selected 2024 proxy peers as disclosed in appendix 6.0 STRONG CAPITAL AND LIQUIDITY • Immediately available liquidity to uninsured deposits1 of 193% • Total overall liquidity of ~$10.0 billion as of Q2’24 Loans-HFI to Deposits Q2’24, percent CUBI Regional Bank Peers2 75% 89% Borrowings % of Total Liabilities Q2’24, percent CUBI Regional Bank Peers2 7% 7%

16 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Commercial NCOs percent 0.13% 0.14% 0.13% 0.17% 0.23% NPAs % of Total Assets percent Credit Metrics Remains Healthy 0.16% 0.17% 0.14% 0.25%0.06%2 2.46% 2.96% 2.81% 3.26% 2.74% 0.50% 0.51% 0.55% 0.56%0.42%2 Consumer NCOs percent Total NCOs percent 7.0 MAINTAINING SUPERIOR CREDIT QUALITY v Q2’23 Q3’23 Q4’23 Q1’24 Q2’24 NPAs % of Total Assets Q2’24, percent CUBI Regional Bank Peers1 0.23% 0.43% 1. Selected 2024 proxy peers as disclosed in appendix 2. Excludes $6.2 million of charge-offs against $8.7 million ACL on PCD loans upon FDIC loan pool acquisition 3. As of Q2’24; Excludes owner occupied CRE; 33% total CRE including owner occupied CRE 4. As of Q1’24; Selected 2024 proxy peers as disclosed in appendix 16% 9% 30%1% 8% CUBI3 Regional Bank Peers4 26% 44% Construction Commercial Real Estate Multifamily CRE % of Loans-HFI percent v • Office CRE represents only ~1% of HFI loan portfolio • Less than $55 million of multifamily loans to properties of 50%+ rent regulated in NYC mature or rate reset before 2026 • Consumer installment HFI down to ~6% of HFI loan portfolio 6%

customers bancorp

Let's take on tomorrow.

Concluding Perspectives

customers bancorp

Let's take on tomorrow.

EPS Beat	GAAP EPS of $1.66 and Core EPS[1] of $1.49 exceeds consensus estimates
Loan Growth	11% annualized loan growth contrasting with industry trends Loans originated at ~300 bps spread to cash/securities
Margin Expansion	Net interest margin increased 19 bps QoQ and on track to expand further by year end Three consecutive quarters of reduced interest expense
Improving Deposit Franchise	Decrease in cost of deposits of 5 bps QoQ to 3.40% New banking teams will help further transform the deposit franchise improving the cost and quality of deposits
Tangible Book Value Growth	Tangible book value per share[1] crossed $50 15% CAGR over last five years – 2x the performance of top quartile banks[2] and sustainable going forward
Strong Capital	TCE/TA[1] of 7.7% exceeding ~7.5% target; CET1[3] of 12.8% exceeding ~11.5% target Opportunity to deploy incremental organic capital generation into franchise enhancing loan growth
Share Repurchase	Share repurchase authorization provides flexibility to opportunistically repurchase shares

1. Non-GAAP measure, refer to appendix for reconciliation
2. US banks with $10 billion to $100 billion in assets. CAGR from FY'18-FY'23
3. Capital ratios are estimated pending final regulatory report

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

17

ANALYST COVERAGE D.A. Davidson Companies Peter Winter Hovde Group David Bishop Jefferies Group LLC Casey Haire Keefe, Bruyette & Woods Inc. Kelly Motta Maxim Group LLC Michael Diana Piper Sandler Companies Frank Schiraldi Stephens Inc. Matt Breese Wedbush Securities Inc. David Chiaverini Raymond James Steve Moss B.Riley Securities, Inc. Hal Goetsch 2024 New Analyst

APPENDIX

20 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Customers Bancorp, Inc. NYSE: CUBI Headquarters West Reading, PA Offices1 40 FTE Employees 806 Market Capitalization As of July 19, 2024 $2.0B Total Assets $20.9B Tangible Book Value2 $50.70 Share price As of July 19, 2024 $61.88 Data as of June 30, 2024, unless otherwise noted (1) Offices includes branches, executive offices, Private Banking Offices and Loan Production Offices (2) Non-GAAP measure, refer to appendix for reconciliation Customers Bancorp Overview Community Banking Corporate & Specialized Banking Corporate & Specialized Banking Community Banking Digital Banking Deep relationship-based community banking predominantly in the Northeast with selected presence in the Carolinas and Florida Serving small and medium-sized businesses, and individuals, with a comprehensive suite of loan and deposit products National corporate businesses where Customers has differentiated capabilities, often enhanced through technology, to create value for clients Serving sophisticated corporate businesses above the complexity level of most community banks but with a higher level of service and attention than large regionals provide Consumer Suite of loan and deposit products delivered digitally to clients; increasingly generating fee and “fee- like” revenue with limited credit risk through our HFS strategy Commercial Transaction banking (treasury and payment services) with associated deposits D es cr ip tio n Regional C&I, owner-occupied CRE, SBA, multifamily, non-owner-occupied CRE, mortgage Operating deposit accounts (commercial and consumer) Lender finance, capital call lines, venture banking, mortgage finance, equipment finance, healthcare, real estate specialty finance Operating deposit accounts Consumer installment lending Payments Online savings Pr od uc ts Providence Dallas Raleigh/Durham Chicago Washington, D.C. Southern California Bay Area Denver NYC Boston Orlando PA Portsmouth Austin Reno

Demonstrated Sustainable Organic Growth Increasing Revenue, EPS and TBVPS at 15%+ CAGR Over the Last Five Years

customers bancorp

Let's take on tomorrow.

Total Revenue CAGR
FY'18-FY'23, percent



19%
12%
CUBI
Top Quartile
$10-100B US Banks

Diluted EPS CAGR
FY'18-FY'23, percent



33%
7%
CUBI
Top Quartile
$10-100B US Banks

Tangible Book Value[1] CAGR
Q4'18-Q4'23, percent



15%
8%
CUBI
Top Quartile
$10-100B US Banks

- *CUBI 5-year CAGR growth in Revenue, EPS and TBVPS[1] greater than top quartile of $10-100 billion US banks*
- *#1 EPS compounder among $10-100 billion US banks*

1. Non-GAAP measure, refer to appendix for reconciliation

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

21

22 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. 17% 49% 33% 1% FICO Score1 660-679 680-699 700-749 750+ 26% 32% 23% 12% 6% 1% 0-9.99% 10 – 19.99% 20 – 29.99% 30 – 39.99% 40 – 49.99% > 50% Unknown Geography Profession Debt to Income Ratio1 Borrower Income 16% 41% 43% <$50K $50K -$100K >$100K 20% 11% 20% 27% 22% West Southwest Midwest Southeast Northeast Consumer Installment Loans – Portfolio Credit Metrics Purpose 67% 9% 6% 18% Personal Loan Specialty Home Improvement Student Loan 96% 3% 2% Non COVID-19 Impacted Segments Non-Professional Retail & Restaurants Average FICO Score1 ~738 Average DTI1 ~20% Average Borrower Income ~$106k Weighted average life of ~2.2 years Note: Data as of June 30, 2024; includes consumer installment HFS loans 1. DTI and FICO scores as of time of origination

Securities Portfolio Generating Attractive Returns with Minimal Credit and Duration Risk customers bancorp
Let's take on tomorrow.

Investment Securities – AFS

percent, Q2'24

- Spot yield: 5.19%
- Effective duration: 2.0 years
- Floating rate securities: 33%
- Credit rating: 63% AAA with only 3% at BB and below
- Approximately $220 million securities portfolio rotation in Q2'24 reduced asset sensitivity and increased high quality liquid assets



1%
18%
23%
57%

Total: $2.5 billion

MBS & CMO
ABS
Corporate
Other

Investment Securities – HTM

percent, Q2'24

- Spot yield: 4.16%
- Effective duration: 3.1 years
- Floating rate securities: 25%
- Credit rating: 43% AAA with no rated securities non-investment grade
- ABS: $0.5 billion of credit enhanced asset backed securities from sale of consumer installment loan portfolio in Q3'22 and Q2'23



46%
54%

Total: $1.0 billion

MBS & CMO
Credit Enhanced ABS

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

23

Selected 2024 Proxy Peers

customers bancorp

Let's take on tomorrow.

- BankUnited
- Commerce
- Community Bank System
- FB Financial
- First Busey
- F.N.B.
- Fulton
- Independent
- Northwest
- Old National
- Pinnacle
- Sandy Spring
- United Community

Note: Excludes the following banks due to lack of available disclosure – Ameris, Associated, Atlantic Union, Axos, Eastern, First Financial (OH), First Merchants, Provident, Silvergate (removed following its March 8, 2023 announcement that it would wind down operations and liquidate the bank), TowneBank, United, WesBanco, WSFS

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

24

25 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Robust Sources of Liquidity 1. Includes CLOs Liquidity Sources ($000's) 2Q 24 1Q 24 QoQ Change Cash and Cash Equivalents $3,048,586 $3,701,120 ($652,534) FHLB Available Borrowing Capacity $966,409 $1,119,296 ($152,887) FRB Available Borrowing Capacity $4,283,486 $4,082,885 $200,601 Investments (MV AFS + HTM) US Gov't & Agency Debt $0 $0 $0 Agency & Non-Agency MBS & CMO $1,953,596 $1,840,287 $113,309 Municipals $0 $0 $0 Corporates $587,746 $610,470 ($22,724) ABS (1) $899,215 $1,152,419 ($253,204) Other AFS $33,892 $33,729 $163 Less: Pledged Securities HTM & AFS ($1,733,875) ($1,714,379) ($19,497) Net Unpledged Securities $1,740,574 $1,922,526 ($181,952) $10,039,056 $10,825,827 ($786,771)

Allowance for Credit Losses for Loans and Leases

customers bancorp

Let's take on tomorrow.

($ in thousands)	June 30, 2024			March 31, 2023		
	Amortized Cost[1]	Allowance for Credit Losses	Lifetime Loss Rate[2]	Amortized Cost[1]	Allowance for Credit Losses	Lifetime Loss Rate[3]
Loans and Leases Receivable:						
Commercial:						
Commercial and Industrial, including Specialty Lending	$ 6,702,708	$ 23,721	0.35 %	$ 6,274,501	$ 23,003	0.37 %
Multifamily	2,067,332	20,652	1.00 %	2,123,675	18,307	0.86 %
Commercial Real Estate Owner Occupied	805,779	8,431	1.05 %	806,278	10,201	1.27 %
Commercial Real Estate Non-Owner Occupied	1,202,606	17,966	1.49 %	1,182,084	18,320	1.55 %
Construction	163,409	1,856	1.14 %	185,601	1,866	1.01 %
Total Commercial Loans and Leases Receivable	**$ 10,941,834**	**$ 72,626**	**0.66 %**	**$ 10,572,139**	**$ 71,697**	**0.68 %**
Consumer:						
Residential Real Estate	$ 481,503	$ 5,884	1.22 %	$ 482,537	$ 6,707	1.39 %
Manufacturing Housing	35,901	4,094	11.40 %	37,382	4,160	11.13 %
Installment	756,682	49,832	6.59 %	792,606	50,732	6.40 %
Total Consumer Loans Receivable	**$ 1,274,086**	**$ 59,810**	**4.69 %**	**$ 1,312,525**	**$ 61,599**	**4.69 %**
Total Loans and Leases Receivable	**$ 12,215,920**	**$ 132,436**	**1.08 %[4]**	**$ 11,884,664**	**$ 133,296**	**1.12 %[4]**

1. Excludes mortgage finance reported at fair value, loans held for sale and PPP loans
2. Utilized Moody's June 2024 baseline and adverse forecast scenario with qualitative adjustments for Q2'24 provision
3. Utilized Moody's March 2024 baseline and adverse forecast scenario with qualitative adjustments for Q1'24 provision
4. Non-GAAP measure, refer to appendix for reconciliation

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

26

27 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Customers believes that the non-GAAP measurements disclosed within this document are useful for investors, regulators, management and others to evaluate our core results of operations and financial condition relative to other financial institutions. These non-GAAP financial measures are frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in Customers' industry. These non-GAAP financial measures exclude from corresponding GAAP measures the impact of certain elements that we do not believe are representative of our ongoing financial results, which we believe enhance an overall understanding of our performance and increases comparability of our period to period results. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. The non-GAAP measures presented are not necessarily comparable to non-GAAP measures that may be presented by other financial institutions. Although non-GAAP financial measures are frequently used in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results of operations or financial condition as reported under GAAP. The following tables present reconciliations of GAAP to non-GAAP measures disclosed within this document. Reconciliation of Non-GAAP Measures - Unaudited

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

Let's take on tomorrow.

Core earnings and adjusted core earnings- Customers Bancorp

($ in thousands except per share data)

	Q2 2024		Q1 2024		Q4 2023		Q3 2023		Q2 2023	
	Total	**Per share**	**Total**	**Per share**	**Total**	**Per share**	**Total**	**Per share**	**Total**	**Per share**
GAAP net income to common shareholders	$ 54,300	$ 1.66	$ 45,926	$ 1.40	$ 58,223	$ 1.79	$ 82,953	$ 2.58	$ 44,007	$ 1.39
Reconciling items (after tax):										
Severance expense	1,928	0.06	—	—	473	0.01	—	—	141	0.00
Impairments on fixed assets and leases	—	—	—	—	—	—	—	—	12	0.00
Loss on sale of capital call lines of credit	—	—	—	—	—	—	—	—	3,914	0.12
(Gains) losses on investment securities	561	0.02	57	—	(85)	(0.00)	492	0.02	49	0.00
Derivative credit valuation adjustment	(44)	—	169	0.01	267	0.01	(151)	(0.00)	(101)	(0.00)
Tax on surrender of bank-owned life insurance policies	—	—	—	—	—	—	—	—	4,141	0.13
FDIC special assessment	138	0.00	380	0.01	2,755	0.08	—	—	—	—
Unrealized (gain) on equity method investments	(8,316)	(0.25)	—	—	—	—	—	—	—	—
Core earnings	**$ 48,567**	**$ 1.49**	**$ 46,532**	**$ 1.42**	**$ 61,633**	**$ 1.90**	**$ 83,294**	**$ 2.59**	**$ 52,163**	**$ 1.65**
Deposit servicing fees prior to 2024			5,405	0.16						
FDIC premiums prior to 2024			3,200	0.10						
Core earnings adjusted for one-time non-interest expense items	**$ 48,567**	**$ 1.49**	**$ 55,137**	**$ 1.68**	**$ 61,633**	**$ 1.90**	**$ 83,294**	**$ 2.59**	**$ 52,163**	**$ 1.65**

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

28

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

Let's take on tomorrow.

Core return on average assets and adjusted core return on average assets - Customers Bancorp

(dollars in thousands except per share data)	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023
GAAP net income	$ 58,085	$ 49,726	$ 62,092	$ 86,756	$ 47,574
Reconciling items (after tax):					
Severance expense	1,928	—	473	—	141
Impairments on fixed assets and leases	—	—	—	—	12
Loss on sale of capital call lines of credit	—	—	—	—	3,914
(Gains) losses on investment securities	561	57	(85)	492	49
Derivative credit valuation adjustment	(44)	169	267	(151)	(101)
Tax on surrender of bank-owned life insurance policies	—	—	—	—	4,141
FDIC special assessment	138	380	2,755	—	—
Unrealized (gain) on equity method investments	$ (8,316)	—	—	—	—
Core net income	**52,352**	**$ 50,332**	**$ 65,502**	**$ 87,097**	**$ 55,730**
One-time non-interest expense items recorded in 2024 (after-tax):					
Deposit servicing fees prior to 2024	—	5,405	—	—	—
FDIC premiums prior to 2024	—	3,200	—	—	—
Core net income adjusted for one-time non-interest expense items	**$ 52,352**	**$ 58,937**	**$ 65,502**	**$ 87,097**	**$ 55,730**
Average total assets	$ 20,985,203	$ 21,335,229	$ 21,252,273	$ 21,978,010	$ 21,654,735
Core return on average assets	**1.00 %**	**0.95 %**	**1.22 %**	**1.57 %**	**1.03 %**
Adjusted core return on average assets (adjusted for one-time non-interest expense items.)	1.00 %	1.11 %	1.22 %	1.57 %	1.03 %

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

29

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp
Let's take on tomorrow.

Core return on average common equity and adjusted core return on average common equity - Customers Bancorp

(dollars in thousands except per share data)	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023
GAAP net income to common shareholders	$ 54,300	$ 45,926	$ 58,223	$ 82,953	$ 44,007
Reconciling items (after tax):					
Severance expense	1,928	—	473	—	141
Impairments on fixed assets and leases	—	—	—	—	12
Loss on sale of capital call lines of credit	—	—	—	—	3,914
(Gains) losses on investment securities	561	57	(85)	492	49
Derivative credit valuation adjustment	(44)	169	267	(151)	(101)
Tax on surrender of bank-owned life insurance policies	—	—	—	—	4,141
FDIC special assessment	138	380	2,755	—	—
Unrealized (gain) on equity method investments	(8,316)	—	—	—	—
Core earnings	**48,567**	**$ 46,532**	**$ 61,633**	**$ 83,294**	**$ 52,163**
One-time non-interest expense items recorded in 2024 (after-tax):					
Deposit servicing fees prior to 2024	—	5,405	—	—	—
FDIC premiums prior to 2024	—	3,200	—	—	—
Adjusted core earnings (adjusted for one-time non-interest expense items)	**$ 48,567**	**$ 55,137**	**$ 61,633**	**$ 83,294**	**$ 52,163**
Average total common shareholders' equity	$ 1,576,595	$ 1,529,211	$ 1,449,728	$ 1,373,244	$ 1,335,408
Core return on average common equity	**12.39 %**	**12.24 %**	**16.87 %**	**24.06 %**	**15.67 %**
Adjusted core return on average common equity (adjusted for one-time non-interest expense items)	12.39 %	14.50 %	16.87 %	24.06 %	15.67 %

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

30

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

Let's take on tomorrow.

Core pre-tax pre-provision net income and ROAA and adjusted core pre-tax pre-provision net income and ROAA - Customers Bancorp

(dollars in thousands except per share data)	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023
GAAP net income	$ 58,085	$ 49,726	$ 62,092	$ 86,756	$ 47,574
Reconciling items:					
Income tax expense	19,032	15,651	21,796	23,470	20,768
Provision (benefit) for credit losses	18,121	17,070	13,523	17,856	23,629
Provision (benefit) for credit losses on unfunded commitments	1,594	430	(136)	48	(304)
Severance expense	2,560	—	639	—	182
Impairments on fixed assets and leases	—	—	—	—	15
Loss on sale of capital call lines of credit	—	—	—	—	5,037
(Gains) losses on investment securities	744	75	(114)	626	62
Derivative credit valuation adjustment	(58)	222	361	(192)	(130)
FDIC special assessment	183	500	3,723	—	—
Unrealized (gain) on equity method investments	(11,041)	—	—	—	—
Net income - pre-tax pre-provision	**$ 89,220**	**$ 83,674**	**$ 101,884**	**$ 128,564**	**$ 96,833**
One-time non-interest expense items recorded in 2024:					
Deposit servicing fees prior to 2024	—	7,106	—	—	—
FDIC premiums prior to 2024	—	4,208	—	—	—
Adjusted core pre-tax pre-provision net income (adjusted for one-time non-interest expense items)	**$ 89,220**	**$ 94,988**	**$ 101,884**	**$ 128,564**	**$ 96,833**
Average total assets	$ 20,985,203	$ 21,335,229	$ 21,252,273	$ 21,978,010	$ 21,654,735
Core pre-tax pre-provision ROAA	**1.71 %**	**1.58 %**	**1.90 %**	**2.32 %**	**1.79 %**
Adjusted core pre-tax pre-provision ROAA (adjusted for one-time non-interest expense items)	1.71 %	1.79 %	1.90 %	2.32 %	1.79 %

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

31

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

Let's take on tomorrow.

Core efficiency ratio and adjusted core efficiency ratio - Customers Bancorp

(dollars in thousands except per share data)	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023
GAAP net interest income	$ 167,653	$ 160,385	$ 172,506	$ 199,773	$ 165,271
GAAP non-interest income	$ 31,037	$ 21,231	$ 18,672	$ 17,775	$ 15,997
Loss on sale of capital call lines of credit	—	—	—	—	5,037
(Gains) losses on investment securities	744	75	(114)	626	62
Derivative credit valuation adjustment	(58)	222	361	(192)	(130)
Unrealized (gain) on equity method investments	(11,041)	—	—	—	—
Core non-interest income	20,682	21,528	18,919	18,209	20,966
Core revenue	**$ 188,335**	**$ 181,913**	**$ 191,425**	**$ 217,982**	**$ 186,237**
GAAP non-interest expense	$ 103,452	$ 99,169	$ 93,767	$ 89,466	$ 89,297
Severance expense	(2,560)	—	(639)	—	(182)
Impairments on fixed assets and leases	—	—	—	—	(15)
FDIC special assessment	(183)	(500)	(3,723)	—	—
Core non-interest expense	**$ 100,709**	**$ 98,669**	**$ 89,405**	**$ 89,466**	**$ 89,100**
One-time non-interest expense items recorded in 2024:					
Deposit servicing fees prior to 2024	—	(7,106)	—	—	—
FDIC premiums prior to 2024	—	(4,208)	—	—	—
Adjusted core non-interest expense	**$ 100,709**	**$ 87,355**	**$ 89,405**	**$ 89,466**	**$ 89,100**
Core efficiency ratio (1)	**53.47 %**	**54.24 %**	**46.70 %**	**41.04 %**	**47.84 %**
Adjusted core efficiency ratio (adjusted for one-time non-interest expense items) (2)	**53.47 %**	**48.02 %**	**46.70 %**	**41.04 %**	**47.84 %**

1. Core efficiency ratio calculated as non-interest expense divided by core revenue
2. Adjusted core efficiency ratio calculated as adjusted core non-interest expense divided by core revenue

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

32

33 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Core non-Interest expense to average total assets and adjusted core non-interest expense to average total assets- Customers Bancorp (dollars in thousands except per share data) Q2 2024 Q1 2024 Q4 2023 Q3 2023 Q2 2023 GAAP non-interest expense $ 103,452 $ 99,169 $ 93,767 $ 89,466 $ 89,297 Severance expense (2,560) — (639) — (182) Impairments on fixed assets and leases — — — — (15) FDIC special assessment (183) (500) (3,723) — — Core non-interest expense $ 100,709 $ 98,669 $ 89,405 $ 89,466 $ 89,100 One-time non-interest expense items recorded in 2024: Deposit servicing fees prior to 2024 — (7,106) — — — FDIC premiums prior to 2024 — (4,208) — — — Adjusted core non-interest expense $ 100,709 $ 87,355 $ 89,405 $ 89,466 $ 89,100 Average total assets $ 20,985,203 $ 21,335,229 $ 21,252,273 $ 21,978,010 $ 21,654,735 Core non-interest expense to average assets 1.93% 1.86% 1.67% 1.62% 1.65 % Adjusted core non-interest expense to average total assets (adjusted for one-time non-interest expense items) 1.93% 1.65% 1.67% 1.62% 1.65%

34 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible common equity to tangible assets - Customers Bancorp (dollars in thousands except per share data) Q2 2024 Q1 2024 Q4 2023 Q3 2023 Q2 2023 GAAP total shareholders' equity $ 1,746,865 $ 1,691,617 $ 1,638,394 $ 1,561,607 $ 1,456,652 Reconciling items: Preferred stock (137,794) (137,794) (137,794) (137,794) (137,794) Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,629) Tangible common equity $ 1,605,442 $ 1,550,194 $ 1,496,971 $ 1,420,184 $ 1,315,229 GAAP Total assets $ 20,942,975 $ 21,347,367 $ 21,316,265 $ 21,857,152 $ 22,028,565 Reconciling items: Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,629) Tangible assets $ 20,939,346 $ 21,343,738 $ 21,312,636 $ 21,853,523 $ 22,024,936 Tangible common equity to tangible assets 7.7% 7.3% 7.0% 6.5% 6.0%

35 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible book value per common share - Customers Bancorp (dollars in thousands except per share data) Q2 2024 Q4 2023 Q4 2022 Q4 2021 Q4 2020 Q4 2019 Q4 2018 GAAP total shareholders' equity $ 1,746,865 $ 1,638,394 $ 1,402,961 $ 1,366,217 $ 1,117,086 $ 1,052,795 $ 956,816 Reconciling Items: Preferred stock (137,794) (137,794) (137,794) (137,794) (217,471) (217,471) (217,471) Goodwill and other intangibles (3,629) (3,629) (3,629) (3,736) (14,298) (15,195) (16,499) Tangible common equity $ 1,605,442 $ 1,496,971 $ 1,261,538 $ 1,224,687 $ 885,317 $ 820,129 $ 722,846 Common shares outstanding 31,667,655 31,440,906 32,373,697 32,913,267 31,705,088 31,336,791 31,003,028 Tangible book value per common share $ 50.70 $ 47.61 $ 38.97 $ 37.21 $ 27.92 $ 26.17 $ 23.32

36 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Business unit deposits (Total deposits, excluding wholesale CDs and BMTX student deposits) - Customers Bancorp (Dollars in thousands, except per share data) Q2 2024 Q1 2024 Q4 2023 Q3 2023 Q2 2023 Total deposits $ 17,678,093 $ 17,961,383 $ 17,920,236 $ 18,195,364 $ 17,950,431 Reconciling items: Wholesale CDs 1,545,885 1,809,573 2,970,615 3,713,933 4,651,054 BMTX student deposits - 850 1,157 636,951 407,118 Business unit deposits (Total deposits, excluding wholesale CDs and BMTX student deposits) $ 16,132,208 $ 16,150,960 $ 14,948,464 $ 13,844,480 $ 12,892,259

37 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Coverage of credit loss reserves for loans and leases HFI, excluding PPP - Customers Bancorp (dollars in thousands) Q2 2024 Q1 2024 Q4 2023 Q3 2023 Q2 2023 Loans and leases receivable $ 12,254,204 $ 11,936,621 $ 11,963,855 $ 12,600,548 $ 12,826,531 Loans receivable, PPP (38,284) (51,957) (74,735) (137,063) (188,763) Loans and leases held for investment, excluding PPP $ 12,215,920 $ 11,884,664 $ 11,889,120 $ 12,463,485 $ 12,637,768 Allowance for credit losses on loans and leases $ 132,436 $ 133,296 $ 135,311 $ 139,213 $ 139,656 Coverage of credit loss reserves for loans and leases held for investment, excluding PPP 1.08% 1.12% 1.14% 1.12% 1.11%